Exhibit 10.35

GUARANTEE

          This GUARANTEE (this “Guarantee”) is made as of October 1, 2004, by each of GOLD BANC CORPORATION, INC., a Kansas corporation (“Gold Banc”), and GBC KANSAS, INC., a Kansas corporation (“GBC,” and collectively with Gold Banc, referred to herein as “Guarantor”), in favor of BANK ONE, NA, a national banking association with its principal place of business at 120 South LaSalle Street, Chicago, Illinois 60603 (“Bank”).

R E C I T A L S:

          A. Gold Banc Corporation, Inc. Employee Stock Ownership Plan and Trust (“Borrower”) is an employee stock ownership plan as such term is defined under Sections 401(a) and 4975(e) of the Internal Revenue Code of 1986, as amended (the “Code”), and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), established by Guarantor for the benefit of its employees and the employees of its direct and indirect subsidiaries.

          B. Borrower has obtained financial accommodation from Bank pursuant to that certain Loan Agreement dated of even date herewith (the “Loan Agreement”) between Borrower and Bank.

          C. It is a condition to the making by Bank to Borrower of the financial accommodation described in the Loan Agreement that Guarantor shall have executed and delivered to Bank this Guarantee.

          D. Guarantor will obtain benefits as a result of the financial accommodation made to Borrower and, accordingly, desires to execute and deliver this Guarantee to satisfy the condition described in the preceding paragraph.

          NOW, THEREFORE, to induce Bank to extend credit and advance funds to Borrower as described in the Loan Agreement, and in consideration of the mutual representations, warranties, covenants and agreements hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

A G R E E M E N T:

          Section 1. Definitions. All defined terms or capitalized terms used in the Loan Agreement shall have the same meaning in this Guarantee as in the Loan Agreement, unless said terms are defined herein or unless the context clearly indicates to the contrary.

          Section 2. Type of Guarantee; Obligations Covered. Gold Banc and GBC, each as primary obligor, and not as surety only, jointly and severally hereby irrevocably, unconditionally and continually guarantee to Bank prompt payment, performance, discharge, and satisfaction, when due, whether by acceleration or otherwise, of the full amount of the Borrower’s Liabilities. This Guarantee is a guarantee of payment and not collection and the obligations of Gold Banc and GBC under this Guarantee are joint and several, shall be unconditional irrespective of any other agreement or instrument to which Guarantor is a party and shall remain in full force and effect until the Guarantee is released or all of Borrower’s Liabilities are satisfied in full. Guarantor expressly waives any requirement that Bank first commence any action or assert any right against Borrower or any other obligor, enforce any right against any of the security securing any of Borrower’s Liabilities, or join Borrower in any action Bank may bring against Guarantor under this Guarantee.

          Section 3. Term; Rescinded Payments; No Impairment.

                    (a) This Guarantee shall remain in full force and effect, notwithstanding intervening events of any kind, until Borrower’s Liabilities are paid in full. No invalidity, irregularity or unenforceability of any or all of Borrower’s Liabilities hereby guaranteed, or any other circumstances which might otherwise constitute a legal or equitable discharge or defense of Guarantor, shall affect, impair, or be a defense to this Guarantee, which shall in every respect be construed as a primary obligation of Guarantor, and Guarantor waives any and all defenses which may be available to Borrower with respect to Borrower’s Liabilities and agrees not to assert any such defense hereunder.

                    (b) The obligations guaranteed hereby and payment and other performance hereunder shall not be subject to rescission or repayment pursuant to any bankruptcy, insolvency, arrangement, reorganization, moratorium, receivership or similar proceeding affecting Borrower or Guarantor. If at any time all or any part of any payment theretofore applied by Bank to any of Borrower’s Liabilities is or must be rescinded or returned by Bank for any reason whatsoever, including, without limitation, pursuant to a settlement agreement or compromise effected by Bank with a claimant, such Borrower’s Liabilities shall, for the purposes of this Guarantee, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by Bank, and this Guarantee shall continue to be effective or shall be reinstated, as the case may be, as to such Borrower’s Liabilities, all as though such application by Bank had not been made and Guarantor agrees to pay such amount to Bank upon demand. To the extent permitted by law, this Guarantee shall continue to be effective or be reinstated, as the case may be, if at any time any amount received by Bank is rescinded or must otherwise be restored or returned by Bank upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Guarantor or upon the appointment of any receiver, intervenor, conservator, trustee or similar official for Guarantor or any substantial part of any Guarantor’s assets, or otherwise, all as though such payments had not been made.

                    (c) The obligations guaranteed hereby and payment and other performance hereunder shall not be affected, modified or impaired upon the happening from time to time of any event, including without limitation, any of the following, whether or not such event shall occur with notice to, or the consent of, Guarantor:

                              (i) any failure, omission, delay or lack of diligence on the part of Bank in the enforcement, assertion or exercise of any right, power or remedy conferred on Bank in any of the Loan Documents or this Guarantee;

                              (ii) voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all the assets and liabilities, marshaling of assets and liabilities, receivership, insolvency, assignment for the benefit of creditors, bankruptcy, reorganization, arrangement, adjustment, composition or other similar proceedings of or affecting Borrower, Guarantor or any of the assets of any of them, or any allegation or contest of the validity of any of the Loan Documents in any proceeding;

                              (iii) any waiver of any right, power or remedy or of any default with respect to the obligations of any party under any of the Loan Documents;

                              (iv) the lack of the enforceability or validity of any part of the obligations of any party under any of the Loan Documents;

                              (v) any change of ownership or control of Borrower or lack of authority of Borrower and Guarantor to perform their respective obligations under any of the Loan Documents;

                              (vi) any change in or the imposition of any law, decree, regulation or other governmental act which does or might impair, delay or in any way affect the validity or enforceability of the obligations of Borrower or any of Bank’s other rights under any of the Loan Documents;

                              (vii) the existence of any claim, defense, setoff or other rights which Guarantor may have at any time against Borrower in connection herewith or with any unrelated transaction;

                              (viii) any defense of Borrower; or

                              (ix) any defense of Guarantor with respect to any provision of this Guarantee.

          Section 4. Waivers by Guarantor. Guarantor hereby expressly waives: (a) notice of the acceptance by Bank of this Guarantee; (b) notice of the existence or creation or non-payment of all or any of Borrower’s Liabilities; (c) presentment, demand, notice of dishonor, protest, notice of protest and all other notices whatsoever, either in respect of this Guarantee or any or all of Borrower’s Liabilities; (d) all diligence in collection or protection of, or realization upon, Borrower’s Liabilities, any obligations hereunder, or any security for or guarantee of any of the foregoing; and (e) any requirement on the part of Bank to mitigate the damages resulting from the default of Borrower.

          Section 5. Bank Indulgences, Forbearance; Consents. Bank may, at any time and from time to time, whether before or after any discontinuance of this Guarantee, without the consent of or notice to Guarantor, except such notice as may be required by applicable statute and cannot be waived, without incurring responsibility to Guarantor and without impairing or releasing the obligations of Guarantor hereunder, upon any terms or conditions, take any or all of the following actions (which may or could have the effect of changing the risk hereby undertaken by Guarantor), to each of which actions Guarantor hereby consents: (a) change the manner, place or terms of payment of any of Borrower’s Liabilities; (b) change, extend or renew for one or more periods (whether or not longer than the original period), alter or exchange any of Borrower’s Liabilities; (c) release, settle, subordinate or compromise any obligation of Borrower or Guarantor with respect to any of Borrower’s Liabilities; (d) grant any indulgence or forbearance to Borrower, or consent to any action or failure to act of Borrower, which, in the absence of Bank’s consent, violates or may be deemed to violate any agreements of Borrower with respect to any or all of Borrower’s Liabilities; (e) retain or obtain a security interest in any property to secure any of Borrower’s Liabilities or any obligation hereunder; (f) sell, substitute, exchange, release, surrender, realize upon, or otherwise deal with in any manner all or any part of any property securing any of Borrower’s Liabilities or any obligation hereunder; (g) retain or obtain, or release, the primary or secondary obligations of any obligor or obligors, in addition to Guarantor, with respect to any of Borrower’s Liabilities; (h) exercise, enforce or assert, or refrain from exercising, enforcing or asserting, any right, power or remedy against Borrower or others (including Guarantor) under any of the Loan Documents including this Guarantee; (i) apply any sums paid or realized to any Borrower’s Liabilities regardless of what Borrower’s Liabilities remain unpaid; (j) act or fail to act in any manner referred to in this Guarantee which may deprive Guarantor of its right to subrogation against Borrower to recover full indemnity for any payments made pursuant to this Guarantee; and (k) resort to Guarantor for payment of any of Borrower’s Liabilities, whether or not Bank shall have resorted to any property securing any of Borrower’s Liabilities or any obligation hereunder or shall have proceeded against Borrower or any other obligor primarily or secondarily obligated with respect to any of Borrower’s Liabilities.

          Section 6. Security. Guarantor hereby grants to Bank a lien and security interest as security for any and all liabilities, obligations, duties, and indebtedness created by this Guarantee (the “Obligations”) in any and all property received from any source now or hereafter in the possession (all remittances and property to be deemed in the possession of Bank as soon as the same are put in transit to it) or custody of Bank for any purpose (including safekeeping or pledge of any liability of Guarantor), including the balance of any account (whether general or special or for any specific purpose), of or for account of Guarantor, or in or as to which Guarantor may have any interest or power, including power of hypothecation or disposition, and all claims of any description of Guarantor against Bank. As further security for payment of the Obligations, Guarantor has granted to Bank a first lien and security interest in 100% of the issued and outstanding capital stock of Gold Bank-Kansas, all as evidenced by a Third Party Pledge and Security Agreement of even date herewith executed by Guarantor for the benefit of Bank.

          Section 7. Setoff. If any liability, obligation, duty, or indebtedness of Guarantor under this Guarantee shall become due and owing for any reason, Bank may at its option without demand, notice or advertisement, which are hereby expressly waived, appropriate and apply any or all present and future credit balances of Guarantor, in whatever currencies may be held by Bank and whether held in general or special accounts or for any specific purpose, or any other present or future claim of Guarantor against Bank toward the payment and extinguishment of the Obligations.

          Section 8. Representations, Warranties and Agreements. Guarantor makes the following representations, warranties and agreements:

                    (a) Each of Guarantor and its Subsidiaries: (i) is a duly organized and validly existing corporation or bank in good standing under the laws of the jurisdiction of its incorporation; (ii) has all requisite power and authority, corporate or otherwise, to own, operate and lease its properties and to carry on its business as now being conducted; (iii) is duly qualified as a foreign corporation and in good standing in all states in which it is doing business, except where it is not required to qualify or where the failure to so qualify would not have a material adverse effect on its business.

                    (b) The authorized capital stock of Gold Banc consists exclusively of: (i) 50,000,000 common shares, $1.00 par value per share, of which: (A) 44,567,417 shares were duly issued and outstanding, fully paid and non-assessable; and (B) 4,774,575 shares were held by Gold Banc as treasury stock, all as of December 31, 2003; and (ii) 50,000,000 preferred shares, no par value per share, none of which shares is issued or outstanding. Except as set forth in this paragraph and shares subject to employee stock options: (x) there are no unexpired or pending preemptive rights with respect to any shares of capital stock of Gold Banc; (y) there are no outstanding securities of Gold Banc which are convertible into or exchangeable for any shares of Gold Banc’s capital stock; and (z) Gold Banc is not a party to any agreement relating to the issuance, sale or transfer of any equity securities or other securities of Gold Banc. None of the shares of Gold Banc’s stock were issued in violation of any federal or state securities laws or any other legal requirement.

                    (c) The authorized capital stock of GBC consists exclusively of 1,000,000 common shares, $1.00 par value per share, of which 1,000 shares were duly issued and outstanding, fully paid and non-assessable and owned by Gold Banc. Except as set forth in this paragraph: (x) there are no unexpired or pending preemptive rights with respect to any shares of capital stock of GBC; (y) there are no outstanding securities of GBC which are convertible into or exchangeable for any shares of GBC’s capital stock; and (z) GBC is not a party to any agreement relating to the issuance, sale or transfer of any equity securities or other securities of GBC. None of the shares of GBC’s stock were issued in violation of any federal or state securities laws or any other legal requirement.

                    (d) The authorized capital stock of Gold Bank-Kansas consists, and immediately prior to the date of any Borrowing will consist, exclusively of 100,000 common shares, $100 par value per share, 72,000 of which shares are, and immediately prior to the date of any Borrowing, will be, duly authorized, validly issued and outstanding, fully paid and nonassessable and owned by GBC (the “Bank Shares”). The Bank Shares are and will be on the date of any Borrowing freely transferable and are and will be on the date of any Borrowing subject to no claim of right except pursuant to the Loan Documents. There are no unexpired or pending preemptive rights with respect to any shares of capital stock of Gold Bank-Kansas. There are no outstanding securities of Gold Bank-Kansas which are convertible into or exchangeable for any shares of the capital stock of Gold Bank-Kansas, and Gold Bank-Kansas is not a party to any agreement relating to the issuance, sale or transfer of any equity securities.

                    (e) Guarantor has the corporate power to execute, deliver and perform the terms and provisions of this Guarantee and has taken all necessary corporate action to authorize the execution, delivery and performance by it of this Guarantee. Guarantor has duly executed and delivered this Guarantee, and this Guarantee constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as such enforcement may be limited by bankruptcy, insolvency, reorganization or other laws and subject to general principles of equity.

                    (f) Neither the execution, delivery or performance by Guarantor of this Guarantee, nor compliance by it with the terms and provisions hereof will: (i) contravene any provision of any law, statute, rule or regulation or any order, writ, injunction or decree of any court or governmental instrumentality; (ii) conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (as defined in the Loan Agreement) upon any of the property or assets of Guarantor or any of its Subsidiaries pursuant to the terms of any indenture, mortgage, deed of trust, credit agreement, loan agreement or any other agreement, contract or instrument to which Guarantor or any of its Subsidiaries is a party or by which it or any of its property or assets is bound or to which it may be subject; or (iii) violate any provision of the articles or certificate of incorporation, charter or bylaws of Guarantor or any of its Subsidiaries.

                    (g) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except as have been obtained or made prior to the date of this Guarantee), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with: (i) the execution, delivery and performance of this Guarantee; or (ii) the legality, validity, binding effect or enforceability of this Guarantee.

                    (h) Except as disclosed in the Loan Agreement, there are no actions, suits or proceedings pending or, to the Knowledge of Guarantor, threatened that could materially and adversely affect the business, operations, property, assets, condition (financial or otherwise) or prospects of Guarantor or of Guarantor and its Subsidiaries taken as a whole.

                    (i) All factual information (taken as a whole) heretofore or contemporaneously furnished by or on behalf of Guarantor in writing to Bank (including, without limitation, all information contained herein) for purposes of or in connection with this Guarantee or any transaction contemplated herein is, and all other such factual information (taken as a whole) hereafter furnished by or on behalf of Guarantor in writing to Bank will be, true and accurate in all material respects on the date as of which such information is dated or certified and not incomplete by omitting to state any fact necessary to make such information (taken as a whole) not misleading at such time in light of the circumstances under which such information was provided.

                    (j) Each of Guarantor and its Subsidiaries has filed and will continue to file all tax returns required to be filed by it and has paid and will pay all income taxes payable by it which have become due pursuant to such tax returns and all other taxes and assessments payable by it which have become due, other than those not yet delinquent and except for those contested in good faith and for which adequate reserves have been established. Each of Guarantor and its Subsidiaries has paid, or has provided adequate reserves for the payment of, all federal and state income taxes applicable for all prior fiscal years and for the current fiscal year to the date hereof.

                    (k) Each of Guarantor and its Subsidiaries is and will continue to be in compliance with all applicable statutes, regulations and orders of, and all applicable restrictions imposed by, all Regulatory Authorities in respect of the conduct of its business and the ownership of its property (including applicable statutes, regulations, orders and restrictions relating to environmental standards and controls), except such noncompliance as would not, in the aggregate, have a material adverse effect on the business, operations, property assets, condition (financial or otherwise) or prospects of Guarantor or of Guarantor and its Subsidiaries taken as a whole.

                    (l) Neither Guarantor nor any of its Subsidiaries is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

                    (m) Neither Guarantor nor any of its Subsidiaries is a “holding company,” or a “subsidiary company’’ of a “holding company,” or an “affiliate” of a “holding company” or of a “subsidiary company” of a “holding company” within the meaning of the Public Utility Holding Company Act of 1935, as amended.

                    (n) Each of Guarantor and its Subsidiaries has fulfilled, and will continue to fulfill, its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan, as that term is defined below, including Borrower, and is, and will continue to be, in compliance in all material respects with the currently applicable provisions of ERISA and the Code, and has not incurred any liability to any Plan other than for contributions arising in the normal course of business. “Plan” shall mean an employee benefit or other plan (x) established or maintained by Guarantor or any of its Subsidiaries or a multiemployer plan, as defined in Section 3(37) of ERISA, to which contributions have been made by Guarantor or any of its Subsidiaries and (y) which is covered by Title IV of ERISA.

                    (o) GBC owns all of the capital stock of Gold Bank-Kansas.

          Section 9. Application of Payments; Noninterference.

                    (a) Any amounts received by Bank from whatsoever source on account of Borrower’s Liabilities may be applied by it toward the payment of such of Borrower’s Liabilities, and in such order of application, as Bank may from time to time elect. Gold Banc and GBC jointly and severally hereby agree to make all payments, at any time due and payable under this Guarantee, without setoff, counterclaim, reduction or diminution of any kind or nature, directly to Bank to be applied as payment against Borrower’s Liabilities. No setoff, counterclaim, reduction or diminution of any obligation or any defense of any kind or nature (other than full and timely payment or other performance by Guarantor of its obligations hereunder) which Guarantor may have or assert against Bank shall be available hereunder to Guarantor against Bank.

                    (b) Notwithstanding any payments made by or for the account of Guarantor pursuant to this Guarantee, no payment by Guarantor to Bank pursuant to the provisions hereof shall entitle Guarantor to any payment by Borrower or out of any property or assets held by or pledged to Borrower or Bank under the Loan Documents or otherwise, and Guarantor shall not enforce any right of subrogation, indemnification, or contribution against Borrower or any co-guarantor arising out of such payment until such time as this Guarantee shall have been discontinued and Bank shall have received payment of the full amount of all Borrower’s Liabilities and of all other obligations of Guarantor to Bank. Guarantor hereby agrees that neither it, nor any of its officers, directors, agents, attorneys or employees will interfere on

Guarantor’s behalf in any way with the enforcement by Bank of any of its rights under this Guarantee.

          Section 10. Guarantee to Inure to Benefit of Assignees of Borrower’s Liabilities. Bank may, from time to time, whether before or after any discontinuance of this Guarantee, without notice to Guarantor, assign or transfer any or all of Borrower’s Liabilities or any interest therein. Notwithstanding any such assignment or transfer or any subsequent further assignment or transfer thereof, such Borrower’s Liabilities shall be and remain Borrower’s Liabilities for the purposes of this Guarantee, and each and every immediate and successive assignee or transferee of any of Borrower’s Liabilities or of any interest therein shall, to the extent of the interest of such assignee or transferee in Borrower’s Liabilities, be entitled to the benefits of this Guarantee to the same extent as if such assignee or transferee were Bank; provided, however, that unless Bank shall otherwise consent in writing, Bank shall have an unimpaired right, prior and superior to that of any such assignee or transferee, to enforce this Guarantee for the benefit of Bank as to those of Borrower’s Liabilities which Bank has not assigned or transferred or which are then owed to Bank.

          Section 11. Costs. Guarantor hereby agrees to pay any and all costs and expenses, including attorneys’ fees and expenses and costs of litigation, which may be incurred by Bank in preparing, negotiating, modifying, waiving, enforcing or attempting to enforce this Guarantee.

          Section 12. Place of Payment. Unless otherwise directed by Bank, payment hereunder shall in each case be made at the place of payment of such of Borrower’s Liabilities in respect of which such payment hereunder is made.

          Section 13. Notices. All notices, requests, demands and other communications provided for hereunder shall be: (a) in writing; (b) made in one of the following manners; and (c) deemed given (i) if and when personally delivered, (ii) on the next business day if sent by nationally recognized overnight courier addressed to the appropriate party as set forth below or (iii) on the fifth business day after being deposited in United States certified or registered mail, and addressed as follows:

(x)	If to GBC or Gold Banc: c/o Gold Banc Corporation, Inc. 11301 Nall Avenue Leawood, Kansas 66211 Attention: Mr. Rick J. Tremblay, Chief Financial Officer

(y)	If to Bank: Bank One, NA 120 South LaSalle Street Mail Code IL1-1110 Chicago, Illinois 60603 Attention: Mr. Doug Gallun, First Vice President Telecopy: (312) 661-9511

or, as to each party, at such other address as shall be designated by such party in a notice to each other party complying as to delivery with the terms of this subsection.

          Section 14. Waiver. No delay or omission by Bank to exercise any right or power accruing shall impair any such right or power or shall be construed to be a waiver thereof, but any such right or power may be exercised from time to time and as often as may be deemed expedient by Bank. No course of dealing between Guarantor and Bank nor any delay in exercising any rights hereunder or under any of the other Loan Documents shall operate as a waiver of any rights of Bank. If any provision contained in this Guarantee is breached by Guarantor and thereafter duly waived by Bank, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder.

          Section 15. Severability. Wherever possible, each provision of this Guarantee shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guarantee shall be ineffective or invalid, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guarantee.

          Section 16. Amendment. This Guarantee embodies the entire agreement and understanding between Bank and Guarantor and supersedes all prior agreements and understandings between Bank and Guarantor relating to the subject matter of this Guarantee. No waiver, amendment, release or modification of the terms of this Guarantee shall be established by conduct, custom or course of dealing, but solely by an instrument in writing duly signed by the party against whom enforcement is sought.

          Section 17. Discontinuance of Guarantee. This Guarantee shall be a continuing guarantee and Bank may continue to act in reliance hereon until receipt by Bank of a written notice to the contrary from Guarantor, after which this Guarantee shall nevertheless remain in full force and effect with respect to each and all of Borrower’s Liabilities either existing at the time of receipt by Bank of such written notice or which Bank is obligated at the time of its receipt of such written notice to create or acquire after the date of such written notice (including expenses thereafter paid or incurred by Bank in attempting to collect such Borrower’s Liabilities), until such Borrower’s Liabilities (and costs and expenses) have been paid in full.

          Section 18. Headings. The headings in this Guarantee are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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     THIS GUARANTEE AND THE OTHER LOAN DOCUMENTS HAVE BEEN NEGOTIATED, EXECUTED AND DELIVERED AT, AND SHALL BE DEEMED TO HAVE BEEN MADE AT, CHICAGO, ILLINOIS. THE OBLIGATIONS REFERENCED HEREIN ARE TO BE FUNDED AND REPAID AT, AND THIS GUARANTEE IS OTHERWISE TO BE PERFORMED AT, CHICAGO, ILLINOIS AND THIS GUARANTEE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ILLINOIS WITHOUT REFERENCE TO: (i) ITS JUDICIALLY OR STATUTORILY PRONOUNCED RULES REGARDING CONFLICT OF LAWS OR CHOICE OF LAW; (ii) WHERE ANY OTHER AGREEMENT IS EXECUTED OR DELIVERED; (iii) WHERE ANY PAYMENT OR OTHER PERFORMANCE REQUIRED BY ANY SUCH AGREEMENT IS MADE OR REQUIRED TO BE MADE; (iv) WHERE ANY BREACH OF ANY PROVISION OF ANY SUCH AGREEMENT OCCURS, OR ANY CAUSE OF ACTION OTHERWISE ACCRUES; (v) WHERE ANY ACTION OR OTHER PROCEEDING IS INSTITUTED OR PENDING; (vi) THE NATIONALITY, CITIZENSHIP, DOMICILE, PRINCIPAL PLACE OF BUSINESS, OR JURISDICTION OR ORGANIZATION OR DOMESTICATION OF ANY PARTY; (vii) WHETHER THE LAWS OF THE FORUM JURISDICTION OTHERWISE WOULD APPLY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF ILLINOIS; OR (viii) ANY COMBINATION OF THE FOREGOING. AS PART OF THE CONSIDERATION FOR NEW VALUE THIS DAY RECEIVED, THE GUARANTOR RECOGNIZES THAT THE BANK’S PRINCIPAL OFFICE IS LOCATED IN CHICAGO, ILLINOIS AND THAT THE BANK MAY BE IRREPARABLY HARMED IF REQUIRED TO INSTITUTE OR DEFEND ANY ACTIONS AGAINST THE GUARANTOR IN ANY JURISDICTION OTHER THAN THE NORTHERN DISTRICT OF ILLINOIS OR COOK COUNTY, ILLINOIS; THEREFORE, THE GUARANTOR IRREVOCABLY (a) AGREES THAT ANY SUIT, ACTION OR OTHER LEGAL PROCEEDING RELATING TO THIS GUARANTEE AND/OR THE OBLIGATIONS REFERENCED HEREIN MAY BE BROUGHT IN THE NORTHERN DISTRICT OF ILLINOIS, IF FEDERAL JURISDICTION IS AVAILABLE, AND, OTHERWISE, IN THE CIRCUIT COURT OF COOK COUNTY, AT THE BANK’S OPTION; (b) CONSENTS TO THE JURISDICTION OF EACH SUCH COURT IN ANY SUCH SUIT, ACTION OR PROCEEDING; (c) WAIVES ANY OBJECTION WHICH THE GUARANTOR MAY HAVE TO THE LAYING OF VENUE IN ANY SUCH SUIT, ACTION OR PROCEEDING IN EITHER SUCH COURT; AND (d) AGREES TO JOIN THE BANK IN ANY PETITION FOR REMOVAL TO EITHER SUCH COURT BROUGHT BY THE BANK. THE GUARANTOR WAIVES ANY OBJECTION TO JURISDICTION AND VENUE OF ANY ACTION INSTITUTED HEREUNDER AND AGREES NOT TO ASSERT ANY DEFENSE BASED ON LACK OF JURISDICTION OR VENUE. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT OF THE BANK TO SERVE LEGAL PROCESS IN ANY MANNER PERMITTED BY LAW OR AFFECT THE RIGHT OF THE BANK TO BRING ANY ACTION OR PROCEEDING AGAINST THE GUARANTOR OR ITS PROPERTY IN THE COURTS OF ANY OTHER JURISDICTION.

     THE GUARANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LITIGATION ARISING IN ANY WAY IN CONNECTION WITH THIS GUARANTEE OR ANY OF THE OTHER LOAN DOCUMENTS, OR ANY OTHER STATEMENTS OR ACTIONS OF THE GUARANTOR OR THE BANK. THE GUARANTOR ACKNOWLEDGES THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTEE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS DISCUSSED THIS WAIVER WITH SUCH LEGAL COUNSEL. THE GUARANTOR FURTHER ACKNOWLEDGES THAT (a) IT HAS READ AND UNDERSTANDS THE MEANING AND RAMIFICATIONS OF THIS WAIVER, (b) THIS WAIVER HAS BEEN REVIEWED BY THE GUARANTOR AND THE GUARANTOR’S COUNSEL AND IS A MATERIAL INDUCEMENT FOR THE BANK TO ACCEPT THIS GUARANTEE AND TO ENTER INTO THE OTHER LOAN DOCUMENTS, AND (c) THIS WAIVER SHALL BE EFFECTIVE AS TO EACH OF SUCH OTHER LOAN DOCUMENTS AS FULLY INCORPORATED THEREIN. IN THE EVENT OF LITIGATION, A COPY OF THIS DOCUMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     IN WITNESS WHEREOF, Guarantor has caused this Guarantee to be executed as of the date first above written.

GBC KANSAS, INC.	GOLD BANC CORPORATION, INC.
By: /s/ Rick J. Tremblay	By: /s/ Rick J. Tremblay
Rick J. Tremblay	Rick J. Tremblay
Vice President	Executive Vice President